                                                                   EXHIBIT 10.23

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of December 2, 1997 (the "Effective Date"), is by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation, ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

The Bank and the Borrower have entered into an Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 which has been amended by a First Amendment dated as of April 30, 1995, a Second Amendment dated as of April 30, 1996 and a Third Amendment dated as of April 30, 1997 (the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, in order to revise how the commitment fee is calculated.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

Section 1. Section 2.3 of the Credit Agreement is amended and restated to read as follows:

         "2.3 Commitment Fee. The Borrower agrees to pay to the Bank a commitment fee at the rate of 1/4 of 1% per annum on the average daily unused portion of the Commitment computed on the basis of a 365/366 day year consisting of twelve months having the respective number of days actually contained in each calendar month. In calculating the average daily unused portion of the Commitment, amounts outstanding under the $5,000,000.00 discretionary line of credit extended by the Bank to the Borrower shall be considered "usage" under the Commitment. Such commitment fee shall be payable on the last day of each calendar quarter during the term of this Agreement, commencing December 31, 1997."

Section 2. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

Section 3. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

Section 4. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 6. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.




                              Page 1 of 2 Pages

Fourth Amendment to Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
December 2, 1997

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:        TANDY BRANDS ACCESSORIES, INC.

By: /s/ STAN NINEMIRE
   -----------------------------------------------------------------------------
Name:    Stan Ninemire
     ---------------------------------------------------------------------------
Title:   Senior Vice President and Chief Financial Officer
      --------------------------------------------------------------------------

Address for mail delivery:

                                  Tandy Brands Accessories, Inc.
                                  690 East Lamar, Suite 200
                                  Arlington, Texas 76011
                                  Attention: Bruce Cole
                                  Telecopy No: (817) 548-1144

BANK:            TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By:
   -----------------------------------------------------------------------------
Name:    Jerry Petrey
     ---------------------------------------------------------------------------
Title:   Vice President
      --------------------------------------------------------------------------

Address for mail delivery:
                                  500 East Border Street
                                  Arlington, Texas 76010
                                  Attention: Jerry Petrey
                                  Telecopy No: (817) 856-3125




                              Page 2 of 2 Pages

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of March 31, 1998 (the "Effective Date"), is by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation, ("Borrower"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

The Bank and the Borrower have entered into an Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 which has been amended by a First Amendment dated as of April 30, 1995, a Second Amendment dated as of April 30, 1996, a Third Amendment dated as of April 30, 1997 and a Fourth Amendment dated as of December 2, 1997 (the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Commitment to Borrower for the issuance of letters of credit and money borrowings for the purpose of financing and supporting the general corporate purposes, including, without limitation, the working capital, the letters of credit needs and acquisition financing and treasury stock purchase requirements of the Borrower.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement entitled, "Definitions" is amended by substituting the following for the definition of Termination Date:

         "Termination Date" shall mean the earlier to occur of: (i) April 30, 2000; or (ii) that date as specified by the Bank pursuant to Section 10 hereof."

Section 2. Section 2.1 of the Credit Agreement entitled, "Note and Terms of Commitment" is amended by substituting the following for Section 2.1 of the Credit Agreement:

         "2.1 Note and Terms of Commitment Subject to the terms and conditions hereof, the Bank agrees to make advances or loans to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the amount of the Commitment. Advances shall take the form of Loans under the Note or issuances of Letters of Credit by Bank. The Loans shall be evidenced by, and shall bear interest and be payable as provided in the Note executed by Borrower dated as of March 31, 1998 and delivered to Bank, which is given in renewal, extension and modification of that certain promissory note dated April 30, 1997 in the principal amount of $20,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). Each Loan shall be in an amount not less than that amount provided for in the Note. Borrower shall have the right to borrow, repay and reborrow under the Note provided that at no time shall the sum of the aggregate amount outstanding of: (i) Loans, and
         (ii) L/C Obligations (as defined in Section 3) exceed the amount of the Commitment."

Section 3. Section 2.3 of the Credit Agreement is amended and restated to read as follows:

         "2.3 Commitment Fee. The Borrower agrees to pay to the Bank a commitment fee at the rate of 1/4 of 1% per annum on the average daily unused portion of the Commitment computed on the basis of a 365/366 day year consisting of twelve months having the respective number of days actually contained in each calendar month. In calculating the average daily unused portion of the Commitment, amounts outstanding under the $10,000,000.00 discretionary line of credit extended by the Bank to the Borrower shall be considered "usage" under the Commitment. Such commitment fee shall be payable on the last day of each calendar quarter during the term of this Agreement, commencing December 31, 1997."

Section 4. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

Section 5. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the term "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

Section 6. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.



                              Page 1 of 2 Pages

Section 7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 8. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.


BORROWER:        TANDY BRANDS ACCESSORIES, INC.

By: /s/ STAN NINEMIRE
   -----------------------------------------------------------------------------
Name:    Stan Ninemire
     ---------------------------------------------------------------------------
Title:   Senior Vice President and Chief Financial Officer
      --------------------------------------------------------------------------

Address for mail delivery:

                                  Tandy Brands Accessories, Inc.
                                  690 East Lamar, Suite 200
                                  Arlington, Texas 76011
                                  Attention: Bruce Cole
                                  Telecopy No: (817) 548-1144

BANK:            CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By: /s/ JERRY PETREY
   -----------------------------------------------------------------------------
Name:    Jerry Petrey
     ---------------------------------------------------------------------------
Title:   Vice President
      --------------------------------------------------------------------------

Address for mail delivery:
                                  500 East Border Street
                                  Arlington, Texas 76010
                                  Attention: Jerry Petrey
                                  Telecopy No: (817) 856-3125



                              Page 2 of 2 Pages

                                PROMISSORY NOTE
                            FOR DISCRETIONARY LOANS
                                 (this "Note")


U.S. $10,000,000.00                                               March 31, 1998

         FOR VALUE RECEIVED, TANDY BRANDS ACCESSORIES, INC. (the "Maker"), a Delaware corporation, promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, (the "Bank") on or before April 30, 1999, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Texas 77002 or at such other location as the Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TEN MILLION AND NO/100THS (U.S. $10,000,000.00) (the "Maximum Loan Total"); or (ii) the aggregate unpaid principal amount of all loans made by the Bank at its sole and absolute discretion hereunder (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by the Bank and the Maker with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. SUBJECT TO THE LIMITATIONS SET FORTH HEREIN, MAKER MAY BORROW, REPAY AND REBORROW HEREUNDER AT BANK'S SOLE DISCRETION AND THERE IS NO LIMITATION ON THE NUMBER OF LOANS MADE HEREUNDER AT BANK'S SOLE DISCRETION SO LONG AS THE TOTAL UNPAID PRINCIPAL AMOUNT AT ANYTIME OUTSTANDING DOES NOT EXCEED THE MAXIMUM LOAN TOTAL.

         The Loans may be either Libor Loans, Negotiated Rate Loans or Alternate Base Rate Loans.

         The Maker shall pay interest on each Alternate Base Rate Loan for the interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time (the "Effective Alternate Base Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each calendar quarter and on the last day of each Interest Period.

         The Maker shall pay interest on each Negotiated Rate Loan for the Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Negotiated Rate for such Interest Period, which interest shall be due and payable on the last day of each such Interest Period.

         The Maker shall pay interest on each Libor Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted Libor Rate for such Interest Period plus three-quarters of one percent (3/4%) (the "Effective Libor Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each such Interest Period, and if such Interest Period has a duration exceeding three months, on the day that is three months after the commencement of such Interest Period.

         Any amount not paid when due with respect to principal (whether at Maturity Date, by acceleration or otherwise), costs, expenses, and to the extent permitted by applicable law, interest, shall bear interest at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time plus three percent (3%); or (ii) the Highest Lawful Rate, which interest shall be due and payable on demand. The principal of any Loan shall be deemed past due if not paid on or before the Maturity Date or any earlier maturity date resulting from acceleration in accordance with the terms of this Note or as provided by law or otherwise. Interest accrued and unpaid with respect to any Loan shall be deemed past due if not paid on or before the applicable interest payment due date as provided for herein.

         Notwithstanding the foregoing, if at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Alternate Base Rate, Negotiated Rate or Effective Libor Rate whichever is applicable, had at all times been in effect.

         Each Loan shall be in an amount not less than $100,000.00 and an integral multiple of $25,000.00. Interest with respect to Alternate Base Rate Loans shall be calculated on the basis of a 365 day year or 366 day year, as the case may be, for the actual number of days elapsed. Interest with respect to Negotiated Rate Loans or Libor Rate Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 day or 366 day year, as the case may be.

         The following terms shall have the respective meanings indicated:

         "Adjusted Libor Rate" means a per annum interest rate determined by Bank by dividing: (i) the Libor Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted Libor Rate means a per annum interest rate equal to the Libor Rate. "Libor Rate" means with respect to any Libor Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such Libor Loan with a maturity comparable to such Interest Period.

         "Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) equal to the greatest of: (a) the Prime Rate in effect on such day; and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum determined from time to time by the Bank as its prime rate in effect at its principal office in Houston, Texas; each change in the Prime Rate shall be effective on the date such change is determined; without special notice to the Maker or any other person or entity. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY



                              Page 1 of 5 Pages

Promissory Note for Discretionary Loans
TANDY BRANDS ACCESSORIES,. INC.
March 31, 1998


REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER AND ANY STATEMENT, REPRESENTATION OR WARRANTY IN THAT REGARD OR TO THAT EFFECT IS EXPRESSLY DISCLAIMED BY BANK. BANK MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by Bank. If for any reason the Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Bank to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Alternate Base Rate Loan" means a Loan which bears interest at a rate determined by reference to the Alternate Base Rate.

         "Assessment Rate" means, for any date, the annual rate (rounded upwards, if not already a whole multiple of 1/16 of 1%, to the next higher 1/16 of 1%) most recently estimated by the Bank as the then current net annual assessment rate that will be employed in determining amounts payable by the Bank to the Federal Deposit Insurance Corporation for insurance by the Corporation of time deposits made in dollars at its domestic offices.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "Borrowing Date" means any Business Day on which the Bank shall make a Loan hereunder.

         "Business Day" means a day: (i) on which the Bank and commercial banks in New York City are generally open for business; and (ii) with respect to Libor Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

         "Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated June 30, 1994 by and between Maker and Bank, as amended by a First Amendment dated April 30, 1995, a Second Amendment dated April 30, 1996, a Third Amendment dated April 30, 1997, a Fourth Amendment dated December 2, 1997, a Fifth Amendment dated March 31, 1998 and as it may be further amended, restated or supplemented from time to time.

         "Highest Lawful Rate" as used herein shall mean the maximum nonusurious interest rate permitted from time to time to be contracted for, taken, reserved, charged or received on any Loan under applicable federal or Texas laws, whichever permits the higher lawful rate; provided, however, that in the event: (i) such maximum nonusurious interest rate shall, at any time or times during the term of a Loan evidenced hereby, be reduced to a rate less than the maximum nonusurious rate in effect on the date of such Loan; and (ii) applicable law permits contracting for, taking, reserving, charging, and receiving on such Loan throughout the duration thereof the maximum nonusurious rate in effect on the date such Loan was made, then and at all such times the Highest Lawful Rate shall be the maximum nonusurious rate permitted to be contracted for, taken, reserved, charged or received on such Loan under applicable law in effect on the date of such Loan. At all such times, if any, as Texas law shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the indicated (weekly) rate ceiling as defined in Article
5069-1D.001 et. seq., as amended, of the Texas Revised Civil Statutes.

         "Interest Period" means, with respect to any Loan, the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be:

         (a) in the case of an Alternate Base Rate Loan, a period of up to 90 days;

         (b) in the case of a Negotiated Rate Loan, a period of not longer than 30 days; and

         (c)     in the case of a Libor Loan, 1, 2, 3, or 6 months.

in each case as selected by the Maker and agreed to by the Bank at Bank's sole discretion. The Maker's choice of Interest Period is also subject to the following limitations:

         (i) No Interest Period shall end on a date after the Termination Date; and

         (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day.

         "Libor Loan" means a Loan which bears interest by reference to the Adjusted Libor Rate.

         "Negotiated Rate" means, with respect to each Negotiated Rate Loan hereunder, the rate of interest per annum quoted by the Bank to the Maker at the time of the borrowing request with respect to such Negotiated Rate Loan as the rate such Negotiated Rate Loan shall bear for the requested Interest Period.

         "Negotiated Rate Loan" means a Loan which bears interest at a rate determined by reference to the Negotiated Rate.



                              Page 2 of 5 Pages

Promissory Note for Discretionary Loans
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998


         "Statutory Reserves" shall mean the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Bank is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Libor Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         The unpaid principal balance of this Note at any time shall be the total of all Loans made by the Bank to or for the benefit of the Maker, less the amount of all payments of principal made hereon by or for the account of the Maker. The Bank's records shall serve as presumptive evidence of any and all amounts outstanding hereunder.

         Any Loan which the Bank agrees in its sole discretion to make hereunder shall be made on the Maker's irrevocable notice, given not later than 10:00 A.M. (Houston time) on, in the case of Libor Loans, the third Business Day prior to the proposed Borrowing Date, or in the case of Alternate Base Rate Loans or Negotiated Rate Loans, the first Business Day prior to the proposed Borrowing Date, from the Maker to the Bank. Each such notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount of such Loan; (ii) the proposed Borrowing Date; (iii) whether the requested Loan is to be an Alternate Base Rate Loan, Libor Rate Loan or Negotiated Rate Loan; and (iv) the Interest Period for such Loan. If any Notice of Requested Borrowing shall be oral, the Maker shall deliver to the Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

         If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board of Governors of the Federal Reserve System) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law):

         (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any such Loan or against assets of, deposits with or for the account of, or credit extended or committed by, the Bank; or

         (b) imposes on the Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan;

and the result of any of the foregoing is to impose a cost to the Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by the Bank in respect of any such Loan, then the Bank may notify the Maker in writing of the happening of such event and Maker shall upon demand pay to the Bank such additional amounts as will compensate the Bank for such costs. Without prejudice to the survival of any other agreement of the Maker under this Note, the obligations of the Maker under this paragraph shall survive the termination of this Note.

         The Maker may on any Business Day prepay the outstanding principal amount of any Alternate Base Rate Loan, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. Partial prepayments shall be in an aggregate principal amount of $100,000.00 or a greater integral multiple of $25,000.00. Except as specified in this paragraph, the Maker shall have no right to prepay any Loan.

         The Maker will indemnify the Bank against, and reimburse the Bank on demand for, any loss, cost or expense incurred or sustained by the Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate or the Libor
Rate) as a result of: (a) any payment or prepayment (whether permitted by the Bank or required hereunder or otherwise) of all or a portion of any Negotiated Rate Loan or Libor Loan on a day other than Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any Negotiated Rate Loan or Libor Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any Negotiated Rate Loan or Libor Loan to be made by the Bank due to any action or inaction of the Maker. For purposes of this paragraph, funding losses arising by reason of liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate or the Libor Rate shall be calculated as the remainder obtained by subtracting: (i) the yield (reflecting both stated interest rate and discount, if any) to maturity of obligations of the United States Treasury in an amount equal or comparable to such Loan for the period of time commencing on the date of the payment, prepayment or change of rate as provided above and ending on the last day of the subject Interest Period; from (ii) the interest payable at the Negotiated Rate or the Libor Rate for the period commencing on the date of such payment, prepayment or change of rate and ending on the last day of such Interest Period. Such funding losses and other costs and expenses shall be calculated and billed by the Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

         If after the date of this Note, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of making any Loans hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank in good faith to be material, then from time to time, the Maker shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.



                              Page 3 of 5 Pages

Promissory Note for Discretionary Loans
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998

         A certificate of the Bank setting forth such amount or amounts as shall be necessary to compensate the Bank as specified in the immediately preceding paragraphs above shall be delivered as soon as practicable to the Maker and shall be conclusive and binding, absent manifest error. The Maker shall pay the Bank the amount shown as due on any such certificate within 15 days after Bank delivers such certificate. In preparing such certificate, the Bank may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

         If any payment of interest or principal herein provided for is not paid when due, or if there shall exist a Default under that certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 by and between Maker and Bank, as amended from time to time, or if the Maker shall default under or with respect to any other debts, obligations or liabilities of the Maker due to the Bank, (whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent and whether such debt, obligations or liabilities are evidenced by note, open account, overdraft, endorsement, application for letter of credit, guaranty or otherwise), then the owner or holder of this Note may at its option, by notice to the Maker, (i) declare the unpaid principal balance of all Loans, all accrued and unpaid interest thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Maker, (ii) terminate the Line of Credit (as hereinafter defined), and (iii) exercise any and all other rights, powers and remedies granted pursuant to any provision of any of the Loan Documents or under any applicable law.

         If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate or bankruptcy proceedings, or if suit is brought on the same, the Maker agrees to pay attorneys' fees and all costs and expenses.

         This Note is issued by the Maker to evidence Loans outstanding from time to time not to exceed the Maximum Loan Total in the aggregate, pursuant to a $10,000,000.00 uncommitted discretionary line of credit (the "Line of Credit") extended by the Bank to the Maker. THE BANK IS NOT OBLIGATED IN ANY WAY TO MAKE ANY LOANS HEREUNDER, AND ALL ADVANCES HEREUNDER AND ANY LOANS SHALL BE AT THE BANK'S SOLE AND ABSOLUTE DISCRETION. This Note is given in renewal, increase and modification of that certain promissory note dated April 30, 1997, executed by Maker and payable to the order of the Bank in the principal amount of $5,000,000.00. THE BANK IS NOT OBLIGATED IN ANY WAY TO MAKE ANY LOANS HEREUNDER AND NOTHING HEREIN OR IN ANY OTHER AGREEMENTS OR OTHER WRITINGS EXECUTED OR DELIVERED IN CONNECTION WITH THE LINE OF CREDIT OR THIS NOTE IS INTENDED OR TO BE CONSTRUED AS A COMMITMENT ON THE PART OF THE BANK OR ANY SUBSEQUENT OWNER OR HOLDER OF THIS NOTE TO MAKE ANY LOAN HEREUNDER OR UNDER THE LINE OF CREDIT. ALL LOANS HEREUNDER OR UNDER THE LINE OF CREDIT SHALL BE AT THE SOLE AND ABSOLUTE DISCRETION OF THE BANK OR ANY SUBSEQUENT OWNER OR HOLDER OF THIS NOTE AND THE BANK OR ANY SUBSEQUENT OWNER OR HOLDER OF THIS NOTE MAY, FOR ANY REASON OR NO REASON AT ALL, REFUSE TO MAKE ANY LOAN TO THE MAKER HEREUNDER OR UNDER THE LINE OF CREDIT.

         The Maker warrants and represents to the Bank, and to all other owners and/or holders of any indebtedness evidenced hereby, that all Loans evidenced by this Note are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code, Article 5069-1.01 et. seq., as amended, of the Texas Revised Civil Statutes.

         The Maker warrants and represents to the Bank and to all other owners or holders of this Note that no Loans shall be used for the purchase or carrying of any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect on the date hereof.

         Except as otherwise specified in this Note, the Maker and any and all co-makers, endorsers, guarantors and sureties hereby severally waive grace, presentment, demand, notice of default, notice of intent to accelerate, notice of acceleration, and all other demands and notices of any nature or type whatsoever, in connection with the delivery, acceptance, performance, default, dishonor or enforcement of, or entry of judgment in connection with this Note, and further waive the filing of suit hereon for the purpose of fixing liability.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE MAKER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE MAKER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE MAKER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE MAKER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE MAKER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE MAKER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.



                              Page 4 of 5 Pages

Promissory Note for Discretionary Loans
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998


         The Maker and the Bank expressly agree that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to this Note or to any Loan.

         It is the intention of Maker and Bank to comply with usury laws in force in the State of Texas and in the United States of America as applicable. Anything in this Note to the contrary notwithstanding, the Maker shall never be required to pay unearned interest on this Note and shall never be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under this Note would exceed the Highest Lawful Rate, or if the holder of the Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable under this Note to a rate in excess of the Highest Lawful Rate, then: (i) the amount of interest which would otherwise be payable under this Note shall be reduced to the amount allowed under applicable law; and (ii) any unearned interest paid by the Maker or any interest paid by the Maker in excess of the Highest Lawful Rate shall, at the option of the holder of this Note, be either refunded to the Maker or credited on the principal of this Note. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Bank or any holder of this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by usury laws applicable to the Bank (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans evidenced by this Note all interest at any time contracted for, charged or received by the Bank in connection therewith.

         The Bank reserves the right in its sole discretion without notice to Maker, to sell participations or assign its interest, or both in all or part of the Loans, the Note, or the Line of Credit.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Maker has executed this Note effective the day, month and year first aforesaid.

                                        TANDY BRANDS ACCESSORIES, INC.

                                        By: /s/ STAN NINEMIRE
                                           -------------------------------
                                        Name: Stan Ninemire
                                             -----------------------------
                                        Title: Senior Vice President, CFO
                                              ----------------------------

Acknowledged for purposes of
notice pursuant to the above
cited statute by:


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By: /s/ JERRY PETREY
   -----------------------------------------
    Jerry Petrey
    Vice President



                              Page 5 of 5 Pages

                                PROMISSORY NOTE
                                   FOR LOANS
                                 (this "Note")


U.S. $20,000,000.00                                               March 31, 1998


         FOR VALUE RECEIVED, TANDY BRANDS ACCESSORIES, INC. (the "Maker"), a Delaware corporation, promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, (the "Bank") on or before April 30, 2000, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Texas 77002 or at such other location as the Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TWENTY MILLION AND NO/100THS (U.S. $20,000,000.00) (the "Commitment"); or (ii) the aggregate unpaid principal amount of all loans made by the Bank hereunder (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by the Bank and the Maker with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. SUBJECT TO THE LIMITATIONS SET FORTH HEREIN, MAKER MAY BORROW, REPAY AND REBORROW HEREUNDER AND THERE IS NO LIMITATION ON THE NUMBER OF LOANS MADE HEREUNDER SO LONG AS THE TOTAL UNPAID PRINCIPAL AMOUNT AT ANYTIME OUTSTANDING DOES NOT EXCEED THE COMMITMENT.

         The Loans may be either Negotiated Rate Loans, Alternate Base Rate Loans or Libor Loans.

         The Maker shall pay interest on each Alternate Base Rate Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time (the "Effective Alternate Base Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each calendar quarter and on the last day of each Interest Period.

         The Maker shall pay interest on each Negotiated Rate Loan for the Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Negotiated Rate for such Interest Period, which interest shall be due and payable on the last day of each such Interest Period, and if such Interest Period has a duration exceeding ninety days, on each ninetieth day during such Interest Period.

         The Maker shall pay interest on each Libor Loan for the Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the lesser of: (i) the Adjusted Libor Rate plus three-quarters of one percent (3/4%) (the "Effective Libor Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each such Interest Period, and if such Interest Period has a duration exceeding three months on the day that is three months after the commencement of such Interest Period.

         Any amount not paid when due with respect to principal (whether at Maturity Date, by acceleration or otherwise), costs, expenses, and to the extent permitted by applicable law, interest, shall bear interest at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time plus three percent (3%); or (ii) the Highest Lawful Rate, which interest shall be due and payable on demand. The principal of any Loan shall be deemed past due if not paid on or before the Maturity Date or any earlier maturity date resulting from acceleration in accordance with the terms of this Note or as provided by law or otherwise. Interest accrued and unpaid with respect to any Loan shall be deemed past due if not paid on or before the applicable interest payment due date as provided for herein.

         Notwithstanding the foregoing, if at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Alternate Base Rate, Negotiated Rate, or Effective Libor Rate whichever is applicable, had at all times been in effect.

         Each Alternate Base Rate, Negotiated Rate or Libor Rate Loan shall be in an amount not less than $250,000.00 and an integral multiple of $100,000.00. Interest with respect to Alternate Base Rate Loans shall be calculated on the basis of a 365 day year or 366 day year, as the case may be, for the actual number of days elapsed. Interest with respect to Negotiated Rate Loans and Libor Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 day or 366 day year, as the case may be.

         The following terms shall have the respective meanings indicated:

         "Adjusted Rate" means a per annum interest rate determined by Bank by dividing: (i) the Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted Libor Rate means a per annum interest rate equal to the Libor Rate. "Libor Rate" means with respect to any Libor Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such Libor Loan with a maturity comparable to such Interest Period.

         "Alternate Base Rate" shall mean for any day, a rate per annum
(rounded upwards, if necessary, to the next higher 1/16 of 1%) equal to the greatest of: (a) the Prime Rate in effect on such day; (b) the Base CD Rate in effect on such day plus 1%; and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum determined from time to time by the Bank as its prime rate in effect at its principal office in Houston, Texas; each change in the Prime Rate shall be effective on the date such change is determined; without special notice to the Maker or any other person or entity. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER AND ANY STATEMENT,



                              Page 1 of 5 Pages

Promissory Note
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998

REPRESENTATION OR WARRANTY IN THAT REGARD OR TO THAT EFFECT IS EXPRESSLY DISCLAIMED BY BANK. BANK MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE. "Base CD Rate" shall mean an interest rate per annum determined by the Bank to be the sum of: (a) the rate per annum obtained by dividing:
(i) the Three-Month Secondary CD Rate by (ii) Statutory Reserves; plus (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the Secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Bank from three New York City negotiable certificate of deposit dealers of recognized standing selected by Bank. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by Bank. If for any reason the Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including the inability or failure of the Bank to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

         "Alternate Base Rate Loan" means a Loan which bears interest at a rate determined by reference to the Alternate Base Rate.

         "Assessment Rate" means, for any date, the annual rate (rounded upwards, if not already a whole multiple of 1/16 of 1%, to the next higher 1/16 of 1%) most recently estimated by the Bank as the then current net annual assessment rate that will be employed in determining amounts payable by the Bank to the Federal Deposit Insurance Corporation for insurance by the Corporation of time deposits made in dollars at its domestic offices.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "Borrowing Date" means any Business Day on which the Bank shall make a Loan hereunder.

         "Business Day" means a day: (i) on which the Bank and commercial banks in New York City are generally open for business; and (ii) with respect to Libor Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

         "Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated June 30, 1994 by and between Maker and Bank, as amended by a First Amendment dated April 30, 1995, a Second Amendment dated April 30, 1996, a Third Amendment dated April 30, 1997, a Fourth Amendment dated December 2, 1997, a Fifth Amendment dated March 30, 1998 and as it may be further amended, restated or supplemented from time to time.

         "Highest Lawful Rate" as used herein shall mean the maximum nonusurious interest rate permitted from time to time to be contracted for, taken, reserved, charged or received on any Loan under applicable federal or Texas laws, whichever permits the higher lawful rate; provided, however, that in the event: (i) such maximum nonusurious interest rate shall, at any time or times during the term of a Loan evidenced hereby, be reduced to a rate less than the maximum nonusurious rate in effect on the date of such Loan; and (ii) applicable law permits contracting for, taking, reserving, charging, and receiving on such Loan throughout the duration thereof the maximum nonusurious rate in effect on the date such Loan was made, then and at all such times the Highest Lawful Rate shall be the maximum nonusurious rate permitted to be contracted for, taken, reserved, charged or received on such Loan under applicable law in effect on the date of such Loan. At all such times, if any, as Texas law shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the indicated (weekly) rate ceiling as defined in Article 5069-1 D.001, et seq., as amended of the Texas Revised Civil Statutes.

         "Interest Period" means, with respect to any Loan, the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be:

         (a) in the case of an Alternate Base Rate Loan, a period of up to 90 days; and

         (b) in the case of a Negotiated Rate Loan, a period of less than 90 days; and

         (c)     in the case of a Libor Loan, 1, 2, 3 or 6 months;

         in each case as selected by the Maker and agreed to by the Bank. The Maker's choice of Interest Period is also subject to the following limitations:

                 (i) No Interest Period shall end on a date after the Termination Date; and

                 (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a Libor Loan and




                              Page 2 of 5 Pages

Promissory Note
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998

         the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business
         Day).

         "Libor Loan" means a Loan which bears interest at a rate determined by reference to the adjusted Libor Rate.

         "Negotiated Rate" means, with respect to each Negotiated Rate Loan hereunder, the rate of interest per annum quoted by the Bank to the Maker at the time of the borrowing request with respect to such Negotiated Rate Loan as the rate such Negotiated Rate Loan shall bear for the requested Interest Period.

         "Negotiated Rate Loan" means a Loan which bears interest at a rate determined by reference to the Negotiated Rate.

         "Statutory Reserves" shall mean the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Bank is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Libor Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         The unpaid principal balance of this Note at any time shall be the total of all Loans made by the Bank to or for the benefit of the Maker, less the amount of all payments of principal made hereon by or for the account of the Maker. The Bank's records shall serve as presumptive evidence of any and all amounts outstanding hereunder.

         Any Loan which the Bank agrees to make hereunder shall be made on the Makes irrevocable notice, given not later than 10:00 A.M. (Houston time) on, in the case of Libor Loans, the third Business Day prior to the proposed Borrowing Date, or in the case of Alternate Base Rate Loans or Negotiated Rate Loans, the first Business Day prior to the proposed Borrowing Date, from the Maker to the Bank. Each such notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount of such Loan; (ii) the proposed Borrowing Date; (iii) whether the requested Loan is to be an Alternate Base Rate Loan, Negotiated Rate Loan, or Libor Loan; and (iv) the Interest Period for such Loan. If any Notice of Requested Borrowing shall be oral, the Maker shall deliver to the Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing, substantially in the form of Exhibit B attached to the Credit Agreement.

         If at any time the Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Bank or its foreign branch or, branches to maintain or fund any Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "Libor Event"), then, at the option of the Bank, the aggregate principal amount of the Bank's Libor Loans then outstanding, which Loans are directly affected by such Eurodollar Event, shall be prepaid by the Maker. Upon the occurrence of any Libor Event, and at any time thereafter so long as such Eurodollar Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to the Maker.

         Any prepayment of any Libor Loan which is required under the preceding paragraph shall be made, together with accrued and unpaid interest and all other amounts payable to the Bank under this Note with respect to such prepaid Libor Loan on the date stated in the notice to the Maker referred to above, which date ("required prepayment date") shall be not less than 15 days from the date of such notice. If any Libor Loan is required to be prepaid under the preceding paragraph, the Bank shall make on the required prepayment date an Alternate Base Rate Loan in the same principal amount and with an Interest Period ending on the same day as the Libor Loan so prepaid.

         If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board of Governors of the Federal Reserve System) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law):

         (a) changes, imposes, modifies, applies (or deems applicable any reserve, special deposit or similar requirements in respect of any such Loan or against assets of, deposits with or for the account of, or credit extended or committed by, the Bank; or

         (b) imposes on the Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan;

and the result of any of the foregoing is to impose a cost to the Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by the Bank in respect of any such Loan, then the Bank may notify the Maker in writing of the happening of such event and Maker shall upon demand pay to the Bank such additional amounts as will compensate the Bank for such costs. Without prejudice to the survival of any other agreement of the Maker under this Note, the obligations of the Maker under this paragraph shall survive the termination of this Note.

         The Maker may on any Business Day prepay the outstanding principal amount of any Alternate Base Rate Loan, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. Partial prepayments shall be in an aggregate principal amount of $50,000.00 or a greater integral multiple of $100,000.00. Except as specified in this paragraph, the Maker shall have no right to prepay any Loan.




                              Page 3 of 5 Pages

Promissory Note
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998

     The Maker will indemnify the Bank against, and reimburse the Bank on demand for, any loss, cost or expense incurred or sustained by the Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate, or the Libor
Rate) as a result of: (a) any payment or prepayment (whether permitted by the Bank or required hereunder or otherwise) of all or a portion of any Negotiated Rate Loan or Libor Loan on a day other than Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any Negotiated Rate Loan or Libor Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any Negotiated Rate Loan or Libor Loan to be made by the Bank due to any action or inaction of the Maker. For purposes of this paragraph, funding losses arising by reason of liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate, or Libor Rate shall be calculated as the remainder obtained by subtracting: (i) the yield (reflecting both stated interest rate and discount, if any) to maturity of obligations of the United States Treasury in an amount equal or comparable to such Loan for the period of time commencing on the date of the payment, prepayment or change of rate as provided above and ending on the last day of the subject Interest Period; from (ii) the interest payable at the Negotiated Rate, or Libor Rate for the period commencing on the date of such payment, prepayment or change of rate and ending on the last day of such Interest Period. Such funding losses and other costs and expenses shall be calculated and billed by the Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

         If after the date of this Note, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of making any Loans hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank in good faith to be material, then from time to time, the Maker shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

         A certificate of the Bank setting forth such amount or amounts as shall be necessary to compensate the Bank as specified in the immediately preceding paragraphs above shall be delivered as soon as practicable to the Maker and shall be conclusive and binding, absent manifest error. The Maker shall pay the Bank the amount shown as due on any such certificate within 15 days after Bank delivers such certificate. In preparing such certificate, the Bank may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

         If any payment of interest or principal herein provided for is not paid when due, or any other Default shall occur and be in existence under the Credit Agreement, then the owner or holder of this Note may at its option, as provided for in the Credit Agreement or any other Loan Document (i) declare the unpaid principal balance of all Loans, all accrued and unpaid interest thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Maker; (ii) terminate the Commitment; and (iii) exercise any and all other rights, powers and remedies granted pursuant to any provision of any of the Loan Documents or under any applicable law.

         If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate or bankruptcy proceedings, or if suit is brought on the same, the Maker agrees to pay attorneys' fees and all costs and expenses.

         This Note is issued by the Maker to evidence Loans outstanding from time to time not to exceed in the aggregate the Commitment under a $20,000,000.00 revolving line of credit extended by the Bank to the Maker extended pursuant to the terms of the Credit Agreement. Capitalized terms used in this Note but not defined in this Note shall have the meanings assigned to them in the Credit Agreement. This Note is given in renewal, extension and modification of the promissory note dated April 30, 1997, executed by Maker and payable to the order of the Bank in the principal amount of $20,000,000.00.

         The Maker warrants and represents to the Bank, and to all other owners and/or holders of any indebtedness evidenced hereby, that all Loans evidenced by this Note are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code, Article 5069-1.01 et. seq., as amended of the Texas Revised Civil Statutes.

         The Maker warrants and represents to the Bank and to all other owners or holders of this Note that no Loans shall be used for the purchase or carrying of any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect on the date hereof.

         Except as otherwise specified in this Note, the Maker and any and all co-makers, endorsers, guarantors and sureties hereby severally waive grace, presentment, demand, notice of default, notice of intent to accelerate, notice of acceleration, and all other demands and notices of any nature or type whatsoever, in connection with the delivery, acceptance, performance, default, dishonor or enforcement of, or entry of judgment in connection with this Note, and further waive the filing of suit hereon for the purpose of fixing liability.




                              Page 4 of 5 Pages

Promissory Note
TANDY BRANDS ACCESSORIES, INC.
March 31, 1998

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE MAKER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE MAKER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE MAKER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE MAKER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE MAKER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE MAKER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

         The Maker and the Bank expressly agree that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this Note or to any Loan.

         It is the intention of Maker and Bank to comply with usury laws in force in the State of Texas and in the United States of America as applicable. Anything in this Note to the contrary notwithstanding, the Maker shall never be required to pay unearned interest on this Note and shall never be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under this Note would exceed the Highest Lawful Rate, or if the holder of the Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable under this Note to a rate in excess of the Highest Lawful Rate, then: (i) the amount of interest which would otherwise be payable under this Note shall be reduced to the amount allowed under applicable law; and (ii) any unearned interest paid by the Maker or any interest paid by the Maker in excess of the Highest Lawful Rate shall, at the option of the holder of this Note, be either refunded to the Maker or credited on the principal of this Note. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Bank or any holder of this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by usury laws applicable to the Bank (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans evidenced by this Note all interest at any time contracted for, charged or received by the Bank in connection therewith.

         The Bank reserves the right in its sole discretion without notice to Maker, to sell participations or assign its interest, or both in all or part of the Loans, the Note, or the Commitment.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Maker has executed this Note effective the day, month and year first aforesaid.


                                        TANDY BRANDS ACCESSORIES, INC.

                                        By: /s/ STAN NINEMIRE
                                           -------------------------------
                                        Name: Stan Ninemire
                                             -----------------------------
                                        Title: Senior Vice President, CFO
                                              ----------------------------

Acknowledged for purposes of
notice pursuant to the above
cited statute by:


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By: /s/ JERRY PETREY
   -----------------------------------------
    Jerry Petrey
    Vice President



                              Page 5 of 5 Pages